Exhibit 99.3

company presentation LEAP THERAPEUTICS March 26, 2025

Forward looking statements 2 This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical trials, collaborations and partnerships, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements within the meaning of U.S. securities laws. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission, including, but not limited to, our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. We assume no obligation to update any forward-looking statements, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

Developing biomarker-targeted antibody therapies for cancer patients 3 Lead program preparing for Phase 3 CRC clinical trials – sirexatamab (DKN-01) targeting DKK1 Statistically Significant ORR and PFS in 2L CRC patients with high DKK1 levels or are VEGF-naïve Biomarker strategy, focus on CRC $42.7M cash at December 31, 2024

Pipeline 4 Indication: Treatment: Preclinical Phase 1 Phase 2 Phase 3 sirexatamab (DKN-01) Anti-DKK1 antibody bevacizumab + chemotherapy Colorectal cancer FL-501 Anti-GDF-15 antibody

SIREXATAMAB (DKN-01) Anti-DKK1 monoclonal antibody

The role of DKK1 in cancer 6 Tumor CKAP4 Angiogenesis Akt PI3K Cancer cell Cancer cells DKK1 is produced and secreted by cancer cells, and functions on several tumor pathways and nearby immune cells. Enhances the suppressive activity of MDSCs and M2 macrophages. Reduces NK cell activity and T-cell infiltration. Promotes angiogenesis by increasing the number and size of blood vessels. Promotes activation of Akt by direct signaling through CKAP4 and PI3 kinase. Cancer cell DKK1

DKK1 production from multiple sources can drive tumor growth 7 Tumor DKK1 DKK1 Bone DKK1 high DKK1 low Blood vessel ELISA Enzyme-Linked Immunosorbent Assay DKK1 RNA from the tumor is measured by RNAscope DKK1 protein in circulation is measured by ELISA

Activity of sirexatamab (DKN-01) to treat cancer


sirexatamab
(DKN-01)
DKK1
Cancer cell
M1
T
NK
MDSC
T regs
Tumor

Sirexatamab (DKN-01) treatment neutralizes DKK1 and stimulates an immune mediated anti-tumor response.


M1
NK
T
Cancer cells
M2
MDSC
T regs

Activates NK cells, reprograms macrophages into the tumor-attacking M1 subtype and promotes T cell infiltration.

Reduces MDSCs and tumor suppressive M2 macrophages in the TME.


↓ Angiogenesis
CKAP4
PI3K
↓ Akt
Cancer cell

Reduces angiogenesis and inhibits pro-oncogenic PI3K/AKT signaling.

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leap therapeutics

SIREXATAMAB (DKN-01) Colorectal cancer development

Colorectal cancer background • Includes right colon (cecum, ascending and transverse colon) and left colon (descending colon, sigmoid, and rectum) • When symptoms appear, such as rectal bleeding, anemia, or abdominal pain, most patients already have advanced stage disease where cancers are aggressive and incurable • Third most frequent cancer globally and the second leading cause of cancer-related death • Globally, over 2,000,000 new cases and 1,000,000 deaths per year • In the US, estimated 155,000 cases and more than 50,000 deaths per year 10 Source: WHO, American Cancer Society

Bevacizumab benchmark studies demonstrate need for new options for today’s heterogeneous second-line patient population ML18147 409 5.4% E3200 286 22.7% SLAVE 228 25.7% Bevacizumab + Chemo Bevacizumab + Chemo Bevacizumab + Chemo* *SLAVE included N=198 left sided CRC patients. This subgroup has an ORR of 22.7% Bevacizumab-experienced Bevacizumab-naïve EGFR-experienced Treatment Study ORR Population PFS OS 11.2 5.7 7.3 7.1 12.9 16.2 Significant unmet needs in 2L patients 11

DeFianCe study design

Randomized phase 2 study of FOLFIRI/FOLFOX and bevacizumab
+/- sirexatamab (DKN-01) as second-line treatment of advanced colorectal cancer

Key eligibility criteria:

- One prior 5-FU based therapy for advanced colorectal adenocarcinoma
- RECIST v1.1 measurable disease
- MSS and absence of BRAFV600 mutation

Sirexatamab (DKN-01)
+ SOC
+ bevacizumab
N=33

Safety run in

IA safety review

N=188*
1:1

Sirexatamab (DKN-01)
+ SOC chemotherapy (FOLFIRI or mFOLFOX6)
+ bevacizumab
N=94

SOC chemotherapy (FOLFIRI or mFOLFOX6)
+ bevacizumab
N=94

*Right-sided mCRC capped at 45

Data update as of March 12, 2025,
representing nearly 6 months from last patient enrolled

OBJECTIVES

Primary:
PFS (Investigator assessed)

Secondary:

- ORR
- OS

Key Exploratory Populations:

- DKK1 biomarker high
- VEGF-naive

leap therapeutics

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DKK1 BIOMARKER POPULATION

32% higher response rate (48% vs 16%) with sirexatamab by Investigator Assessment DKK1-high subgroup – upper quartile 14 Response Sirexatamab Experimental N=25 Control N=19 n (%) n (%) CR 0 (0) 0 (0) PR 12 (48) 3 (16) ORR 95% CI 48% (27.8, 68.7) 16% (3.4, 39.6) p value p=0.0067 SD 11 (44) 12 (63) DCR 92% 79% PD 2 (8) 3 (16) No assessment 0 (0) 1 (5) On Study 10 1

32% higher response rate (48% vs 16%) with sirexatamab by Investigator Assessment DKK1-high subgroup – upper quartile 15 Response Sirexatamab Experimental N=25 Control N=19 n (%) n (%) CR 0 (0) 0 (0) PR 12 (48) 3 (16) ORR 95% CI 48% (27.8, 68.7) 16% (3.4, 39.6) p value p=0.0067 SD 11 (44) 12 (63) DCR 92% 79% PD 2 (8) 3 (16) No assessment 0 (0) 1 (5) On Study 10 1

35% higher response rate (40% vs 5%) with sirexatamab by BICR DKK1-high subgroup – upper quartile 16 Response Sirexatamab Experimental N=25 Control N=19 n (%) n (%) CR 1 (4) 0 (0) PR 9 (36) 1 (5) ORR 95% CI 40% (21.1, 61.3) 5% (0.1, 26.0) p value p<0.001 SD 11 (44) 10 (53) Non-CR / Non-PD 1 (4) 1 (5) DCR 88% 63% PD 2 (8) 4 (21) NE/NA 1 (4) 3 (16) On Study 10 1

3.5 month longer Progression-free Survival with sirexatamab DKK1-high subgroup – upper quartile 17 • Statistically significant improvement in PFS • Median: 9.36 vs. 5.88 m • HR 0.46 • p = 0.0248 • 10 Experimental Arm patients remain on study drug vs. 1 Control Arm

Sirexatamab significantly improved Overall Survival DKK1-high subgroup – upper quartile 18 • Statistically significant improvement in OS • 8 deaths Control Arm vs. 1 death Experimental Arm • Median: Not Yet Reached vs. 9.49 m • HR 0.09 • p = 0.0018

Sirexatamab statistically significant benefit across endpoints DKK1-high subgroup – upper quartile 19 Sirexatamab Experimental Arm (n=25) Control Arm (n=19) ORR by IA 48.0% 15.8% p = 0.0067 ORR by BICR 40.0% 5.3% p < 0.001 Median PFS 9.36 months 5.88 months HR 0.46 95% CI: 0.21, 1.02 p = 0.0248 Event-Free PFS 6 months: 9 months: 12 months: 68.9% 55.7% 33.4% 48.0% 24.7% 16.5% Median OS Not Yet Reached 9.49 months HR 0.09 95% CI: 0.01, 0.69 p = 0.0018 Patients on study drug 10 1

Sirexatamab statistically significant benefit across endpoints DKK1-high subgroup – upper median 20 Sirexatamab Experimental Arm (n=50) Control Arm (n=38) ORR by IA 40.0% 23.7% p = 0.0467 ORR by BICR 40.0% 10.5% p < 0.001 Median PFS 7.66 months 7.23 months HR 0.57 95% CI: 0.33, 0.99 p = 0.0218 Event-Free PFS 6 months: 9 months: 12 months: 71.7% 47.8% 33.5% 54.0% 28.5% 9.5% Median OS Not Yet Reached Not Yet Reached HR 0.32 95% CI: 0.1, 1.08 p = 0.0269 Patients on study drug 18 6

NO PRIOR ANTI-VEGF POPULATION

Sirexatamab improved ORR by 22% (55% vs. 33%) by Investigator Assessment No prior anti-VEGF subgroup 22 Sirexatamab Experimental N=49 Control N=46 Response n (%) n (%) CR 0 (0) 2 (4) PR 27 (55) 13 (28) ORR 95% CI 55% (40.2, 69.3) 33% (19.5, 48.0) p value p=0.0116 SD 19 (39) 24 (52) DCR 94% 85% PD 0 (0) 4 (9) No assessment 3 (6) 3 (7) On Study 23 8

Sirexatamab improved ORR by 22% (55% vs. 33%) by Investigator Assessment No prior anti-VEGF subgroup 23 Sirexatamab Experimental N=49 Control N=46 Response n (%) n (%) CR 0 (0) 2 (4) PR 27 (55) 13 (28) ORR 95% CI 55% (40.2, 69.3) 33% (19.5, 48.0) p value p=0.0116 SD 19 (39) 24 (52) DCR 94% 85% PD 0 (0) 4 (9) No assessment 3 (6) 3 (7) On Study 23 8

Sirexatamab doubled ORR 45% vs. 22% as assessed by BICR No prior anti-VEGF subgroup 24 Response Sirexatamab Experimental N=49 Control N=46 n (%) n (%) CR 0 (0) 2 (4) PR 22 (45) 8 (17) ORR 95% CI 45% (30.7, 59.8) 22% (11.0, 36.4) p value p=0.0066 SD 20 (41) 24 (52) Non-CR / Non-PD 2 (4) 1 (2) DCR 90% 76% PD 0 (0) 4 (9) NE/NA 5 (10) 7 (15) On Study 23 8

2.6 month longer Progression-free Survival with sirexatamab No prior anti-VEGF subgroup 25 • Statistically significant improvement in PFS • Median: 10.94 vs. 8.34 m • HR 0.59 • p = 0.0386 • 23 Experimental Arm patients remain on study drug vs. 8 Control Arm

Overall Survival No prior anti-VEGF subgroup 26 • Early advantage in OS with limited number of events • 4 deaths Control Arm vs. 1 death Experimental Arm • Median: Not Yet Reached vs. Not Yet Reached • HR 0.22 • p = 0.0719

Sirexatamab statistically significant benefit across endpoints No prior anti-VEGF subgroup 27 Sirexatamab Experimental Arm (n=49) Control Arm (n=46) ORR by IA 55.1% 32.6% p = 0.0116 ORR by BICR 44.9% 21.7% p = 0.0066 Median PFS 10.94 months 8.34 months HR 0.59 95% CI: 0.32, 1.07 p = 0.0386 Event-Free PFS 6 months: 9 months: 12 months: 79.7% 57.8% 40.9% 66.5% 46.2% 20.4% Median OS Not Yet Reached Not Yet Reached HR 0.22 95% CI: 0.03, 2.01 p = 0.0719 Patients on study drug 23 8

INTENT-TO-TREAT POPULATION

Sirexatamab improved ORR by 10% (36% vs. 26%) by Investigator Assessment Intent-to-Treat (ITT) population 29 Sirexatamab Experimental N=94 Control N=94 Response n (%) n (%) CR 0 (0) 2 (2) PR 34 (36) 22 (23) ORR 95% CI 36% (26.5, 46.7) 26% (17.0, 35.6) p value p=0.0536 SD 47 (50) 55 (59) DCR 86% 84% PD 6 (6) 7 (7) No assessment 7 (7) 8 (9) On Study 34 24

Sirexatamab improved ORR by 10% (36% vs. 26%) by Investigator Assessment Intent-to-Treat (ITT) population 30 Sirexatamab Experimental N= 94 Control N= 94 Response n (%) n (%) CR 0 (0) 2 (2) PR 34 (36) 22 (23) ORR 95% CI 36% (26.5, 46.7) 26% (17.0, 35.6) p value p=0.0536 SD 47 (50) 55 (58) DCR 86% 84% PD 6 (6) 7 (7) No assessment 7 (7) 8 (9) On Study 34 24

Sirexatamab improved ORR by 17% (33% vs. 16%) assessed by BICR Intent-to-Treat (ITT) population 31 Response Sirexatamab Experimental N=94 Control N=94 n (%) n (%) CR 1 (1) 2 (2) PR 30 (32) 13 (14) ORR 95% CI 33% (23.6, 43.4) 16% (9.2, 25.0) p value p=0.0023 SD 46 (49) 51 (54) Non-CR / Non-PD 2 (2) 4 (4) DCR 84% 74% PD 6 (6) 8 (9) NE/NA 9 (10) 16 (17) On Study 34 24

Tail population advantage in Progression-free Survival Intent-to-Treat (ITT) population 32 • Separation after the median indicates tail population showing advantage in PFS • Median: 7.82 vs. 8.31 m • HR 0.83 • p = 0.1809 • With 10 additional Experimental Arm patients on study drug compared to Control Arm (34 vs. 24), potential for PFS to improve with additional follow-up

Overall Survival Intent-to-Treat (ITT) population 33 • OS not mature due to limited number of events • 13 deaths Control Arm vs. 10 deaths Experimental Arm

Sirexatamab benefit across ORR endpoints, survival data still to mature Intent-to-Treat (ITT) population 34 Sirexatamab Experimental Arm (n=94) Control Arm (n=94) ORR by IA 36.2% 25.5% p = 0.0536 ORR by BICR 33.0% 16.0% p = 0.0023 Median PFS 7.82 months 8.31 months HR 0.83 95% CI: 0.56, 1.24 p = 0.1809 Event-Free PFS 6 months: 9 months: 12 months: 68.1% 49.3% 33.1% 68.2% 45.0% 21.1% Median OS Not Yet Reached Not Yet Reached Patients on study drug 34 24

MARKET OPPORTUNITY

Large potential colorectal cancer market opportunity


Transverse colon
Ascending colon
Descending colon
Cecum
Sigmoid colon
Rectum

Global Incidence and Deaths
US: 155,000 patients and 53,000 deaths
ROW: 1,900,000 patients and 910,000 deaths

First-Line Treated Patients for Advanced Disease
US: 45,000 patients
Largest 7 non-US markets: 265,000 patients

~5%	~10%	~10%	~25%	~50%
HER2-amplified + RAS/BRAF wt	MSI-H	BRAF V600E	RAS/BRAF wt Left Sided	Other
HER2 agent combination	Checkpoint Inhibitor	encorafenib + EGFR inhibitor + Chemo	EGFR inhibitor + Chemo	Bevacizumab + Chemo

Second-Line Treated Patients
US: 30,000 patients
Largest 7 non-US markets: 160,000 patients

- **DKK1 biomarker high = ~25% - ~50%**
- **VEGF-naïve = ~50%**

Sources: American Cancer Society, World Health Organization, Company estimates

36

leaptherapeutics

Potential Phase 3 Trial: 2nd Line Metastatic CRC 37 Primary Endpoint • BICR assessed Objective Response Rate (Accelerated Approval) • Overall Survival (Confirmatory Endpoint) Potential patient populations • DKK1-high • Anti-VEGF naïve Chemo + bev + placebo Patient Enrollment Chemo + bev + sirexatamab (DKN-01) Randomized 1:1 Trial Design: Global, randomized, 2-arm, placebo-controlled Phase 3 Patient Population: 2 nd Line metastatic CRC progressed on front-line therapy

Summary of preliminary results 38 • Statistically significant improvement in ORR, PFS, and OS in DKK1-high (upper quartile) patients and the DKK1-high (upper median) patients • Represent 25%-50% of the global 2L CRC market • Statistically significant improvement in ORR and PFS in VEGF-naïve patients, which is expected to represent ~50% of the global 2L market and suggests a future opportunity in 1L patients • ITT population trending positive on ORR with a tail population advantage after the median PFS that has the potential to improve with additional follow-up • Higher number of sirexatamab patients currently remaining on study drug, overall and in these important subgroups, provide potential for the data to continue to strengthen as follow-up continues • Sirexatamab has a large market opportunity in CRC patients with high medical need

FL-501 Anti-GDF-15 monoclonal antibody

GDF-15 Blood stream Stressed сells Cancer cachexia GDF-15 expression leads to an immuno-suppressive TME Heart failure Decline in renal function Hyperemesis gravidarum GFRAL GDF-15 Other GDF-15 related diseases Circulating GDF-15 triggers its effects by binding to its receptor (GFRAL) in the hindbrain Immuno-suppression in cancers GDF-15 expression leads to an immuno-suppressive TME Respiratory diseases The role of GDF-15 in cachexia and cancer 40

GDF-15 Blood stream Stressed сells Weight gain, normal appetite, improved muscle mass Cardioprotective effects Renoprotective effects Improved maternal health GFRAL Immuno stimulation in tumor microenvironment Pulmonary improvement FL-501 FL-501 mechanism of action 41 company presentation LEAP THERAPEUTICS March 26, 2025